Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of Lakeshore Acquisition II Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Lakeshore Acquisition II Corp. (the “Company”) as of March 11, 2022, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of March 11, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Company’s auditor since 2021.

New York, New York

March 17, 2022

LAKESHORE ACQUISITION II CORP.

Balance Sheet

March 11, 2022

ASSETS
Current assets
Cash and cash equivalent	$512,650
Cash held in trust account	70,035,000
Total Current Assets	70,547,650
Total Assets	$70,547,650

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Deferred underwriting fee payable	$2,415,000
Accrued offering costs and other expenses	66,000
Total Current Liabilities	2,481,000

Commitments and Contingencies

Ordinary share subject to possible redemption: 6,900,000 shares (at redemption value of $10.15 per share)	70,035,000

Shareholders’ Deficit
Ordinary share, $0.0001 par value, 500,000,000 shares authorized, 2,241,500 shares issued and outstanding	224
Additional paid-in capital	—
Accumulated deficit	(1,968,574)
Total Shareholders’ Deficit	(1,968,350)

Total Liabilities and Shareholders’ Deficit	$70,547,650

The accompanying notes are an integral part of the financial statement.

LAKESHORE ACQUISITION II CORP.
NOTES TO FINANCIAL STATEMENT

Note 1 — Organization and Business Operations

Lakeshore Acquisition II Corp. (the “Company”) was incorporated in the Cayman Islands on February 19, 2021 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. The Company’s efforts to identify a prospective target business will not be limited to any particular industry or geographic region except that according to the Company’s amended and restated memorandum and articles of association, the Company will not effectuate its initial Business Combination with a company that is headquartered in the People’s Republic of China (“China”), the Hong Kong Special Administrative Region of China (“Hong Kong”) or the Macau Special Administrative Region of China (“Macau”) or conducts a majority of its operations in China, Hong Kong or Macau.

As of March 11, 2022, the Company had not yet commenced any operations and had not generated revenue. All activity for the period from February 19, 2021 (inception) through March 11, 2022 relates to the Company’s formation and the initial public offering (the “IPO”) described below. The Company has selected December 31 as its fiscal year-end.

The Company’s sponsor is RedOne Investment Limited, a BVI limited liability company (the “sponsor”).

Financing

The registration statement for the Company’s IPO (as described in Note 3) was declared effective on March 8, 2022 (the “Effective Date”). On March 11, 2022, the Company consummated an IPO of 6,900,000 units, which includes the full exercise of the over-allotment option by the underwriter in the IPO, at $10.00 per unit (the “Public Units”), generating total gross proceeds of $69,000,000.

Simultaneously with the IPO, the Company sold to its sponsor 351,500 units at $10.00 per unit (the “Private Units”) in a private placement (as described in Note 4), generating total gross proceeds of $ 3,515,000.

Offering costs amounted to $5,614,686 consisting of $1,380,000 of underwriting commissions, $2,415,000 of deferred underwriting commissions, and $1,819,686 of other offering costs (which includes $1,262,250 of representative shares, as described in Note 7). Except for the $25,000 of subscription of founder shares, the Company received net proceeds of $68,162,564 from the IPO and the private placement.

Trust Account

Upon the closing of the IPO and the private placement, $70,035,000 was placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company acting as trustee.

The funds held in the trust account can be invested in United States government treasury bills, notes or bonds having a maturity of 185 days or less or in money market funds meeting the applicable conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, until the earlier of the consummation of its first business combination and the Company’s failure to consummate a business combination within 12 months (or 15 months as applicable) from the consummation of the IPO.

Placing funds in the trust account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements.

In addition, interest income earned on the funds in the Trust account may be released to the Company to pay its income or other tax obligations. With these exceptions, expenses incurred by the Company may be paid prior to a business combination only from the net proceeds of the IPO and private placement not held in the Trust account.

Business Combination

Pursuant to Nasdaq listing rules, the Company’s initial business combination must occur with one or more target businesses having an aggregate fair market value equal to at least 80% of the value of the funds in the Trust account (excluding any deferred underwriting commissions payable and any taxes payable on the income earned on the Trust account), which the Company refers to as the 80% test, at the time of the execution of a definitive agreement for its initial business combination, although the Company may structure a business combination with one or more target businesses whose fair market value significantly exceeds 80% of the trust account balance. If the Company is no longer listed on Nasdaq, it will not be required to satisfy the 80% test.

The Company currently anticipates structuring a business combination to acquire 100% of the equity interests or assets of the target business or businesses. The Company may, however, structure a business combination where the Company merges directly with the target business or where the Company acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders or for other reasons, but the Company will only complete such business combination if the post-transaction company owns 50% or more of the outstanding voting securities of the target or otherwise owns a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% test.

The Company will either seek shareholder approval of any business combination at a meeting called for such purpose at which shareholders may seek to convert their shares into their pro rata share of the aggregate amount then on deposit in the Trust account, less any taxes then due but not yet paid, or provide shareholders with the opportunity to sell their shares to the Company by means of a tender offer for an amount equal to their pro rata share of the aggregate amount then on deposit in the trust account, less any taxes then due but not yet paid.

The Company will proceed with a business combination only if it will have net tangible assets of at least $5,000,001 upon consummation of the business combination and, solely if shareholder approval is sought, an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company will be required to approve the business combination.

Notwithstanding the foregoing, a public shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking conversion rights with respect to 20% or more of the ordinary shares sold in this offering without the Company’s prior written consent.

In connection with any shareholder vote required to approve any business combination, the initial shareholders will agree (i) to vote any of their respective shares in favor of the initial business combination and (ii) not to convert such respective shares into a pro rata portion of the trust account or seek to sell their shares in connection with any tender offer the Company engages in.

Liquidation

Pursuant to the amended and restated memorandum and articles of association, if the Company is unable to complete its initial business combination within 12 months (or 15 months, as applicable) from the effective date of the IPO, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Company’s board of directors, liquidate and dissolve.

Liquidity and Capital Resources

As of March 11, 2022, the Company had $512,650 in cash held outside its Trust Account available for the Company’s working capital purposes.

The Company’s liquidity needs prior to the consummation of the IPO had been satisfied through a payment from the sponsor of $25,000 (see Note 7) for the founder shares and the loan under several unsecured promissory notes from the sponsor of $500,000 in total (see Note 5). On March 11, 2022, the $500,000 loan was converted into part of the subscription of $3,515,000 private placement at a price of $10.00 per unit. The promissory notes were canceled and no amounts were owed under the notes.

Upon the consummation of the IPO and the full exercise of over-allotment and associated private placements (see Note 3 and Note 4) on March 11, 2022, $70,035,000 of cash was placed in the Trust Account.

In order to meet its working capital needs following the consummation of the IPO, the Company’s initial shareholders, officers and directors or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each working capital loan would be evidenced by a promissory note and would either be paid upon consummation of the Company’s initial business combination, without interest, or, at the lender’s discretion, up to certain amount of the working capital loan may be converted upon consummation of the Company’s business combination into additional private units at a price of $10.00 per unit. If the Company does not complete a business combination, the working capital loan will only be repaid with funds not held in the trust account and only to the extent available (see Note 5). To date, there were no amounts outstanding under any working capital loans.

Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of a business combination or one year from this filing. Over this time period, the Company will be using these funds for paying existing accounts payable, identifying and evaluating prospective initial business combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the business combination.

Note 2 — Significant Accounting Policies

Basis of presentation

The accompanying financial statement is presented in U.S. Dollars and in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) permits emerging growth companies to delay complying with new or revised financial accounting standards that do not yet apply to private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company, which is neither an emerging growth company nor an emerging growth company, which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents as of March 11, 2022.

Cash Held in Trust Account

On March 11, 2022, the assets held in the Trust Account are held in cash.

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s public shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, as of March 11, 2022, ordinary shares subject to possible redemption are presented at redemption value of $10.15 per share as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares are affected by charges against additional paid in capital or accumulated deficit if additional paid in capital equals to zero.

Offering Costs Associated with the IPO

Offering costs consist of underwriting, legal, accounting, registration and other expenses incurred through the balance sheet date that are directly related to the IPO. As of March 11, 2022, offering costs totaled $5,614,686. The amount was consisted of $1,380,000 of underwriting commissions, $2,415,000 of deferred underwriting commissions, and $1,819,686 of other offering costs (which includes $1,262,250 of representative shares, as described in Note 7). The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A – “Expenses of Offering”. Offering costs were charged to shareholders’ equity upon the completion of the IPO. The Company allocates offering costs between public shares, public warrants and public rights based on the estimated fair values of them at the date of issuance. Accordingly, $5,109,364 was allocated to public shares and was charged to temporary equity, and a sum of $505,322 was allocated to public warrants and public rights, and was charged to shareholders’ equity.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 825, “Financial Instruments,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company has identified Cayman Islands as its only “major” tax jurisdiction, as defined. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on February 19, 2021, the evaluation was performed for upcoming 2021 tax year which will be the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position. The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense.

The Company may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws.

The Company is considered to be an exempted Cayman Islands Company, and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statement.

Note 3 — Initial Public Offering

Pursuant to the IPO on March 11, 2022, the Company sold 6,900,000 Public Units, which includes the full exercise of the underwriter’s over-allotment option, at a price of $10.00 per Public Unit. Each unit consists of one ordinary share, one-half of one redeemable warrant and one right. Each whole warrant entitles the holder thereof to purchase one ordinary share for $11.50 per share, subject to certain adjustment. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Each right entitles the holder to receive one-tenth of one ordinary share upon consummation of the Company’s initial business combination (See Note 7).

All of the 6,900,000 public shares sold as part of the Public Units in the IPO contain a redemption feature which allows for the redemption of such public shares if there is a stockholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s amended and restated certificate of incorporation, or in connection with the Company’s liquidation. In accordance with the Securities and Exchange Commission (the “SEC”) and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity.

As of March 11, 2022, the ordinary shares reflected on the balance sheet are reconciled in the following table.

As of March 11, 2022
Gross proceeds	$69,000,000
Less:
Proceeds allocated to public warrants and public rights	(6,210,000)
Offering costs of public shares	(5,109,364)
Plus:
Accretion of carrying value to redemption value	12,354,364
Ordinary share subject to possible redemption	$70,035,000

Note 4 — Private Placement

Simultaneously with the closing of the IPO, RedOne Investment Limited, the Company’s sponsor, purchased an aggregate of 351,500 Private Units in a private placement at $10.00 per Private Unit. The Private Units are identical to the units sold in the IPO, as each private unit consists of one share of ordinary shares in the Company, and one right to receive one tenth (1/10) of a share of ordinary shares automatically upon the consummation of an initial business combination, and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one ordinary share for $11.50 per share.

The holders of the private units have agreed (A) to vote the shares underlying their private units in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to the Company’s amended and restated certificate of incorporation with respect to the Company’s pre-business combination activities prior to the consummation of such a business combination unless the Company provides public shareholders with the opportunity to convert their public shares in connection with any such vote, (C) not to convert any shares underlying the private units into the right to receive cash from the trust account in connection with a shareholder vote to approve an initial business combination or a vote to amend the provisions of the Company’s amended and restated certificate of incorporation relating to shareholders’ rights or pre-business combination activity or sell their shares to the Company in connection with a tender offer the Company engages in and (D) that the shares underlying the private units shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. Subject to certain limited exceptions, the purchasers have also agreed not to transfer, assign or sell any of the private units or underlying securities (except to transferees that agree to the same terms and restrictions) until 30 days after the completion of an initial business combination.

Note 5 — Related Party Transactions

Founder Shares

On February 19, 2021, 1,437,500 shares of the Company’s ordinary shares were issued to the sponsor at a price of approximately $0.017 per share for an aggregate amount of $25,000. In connection with the increase in the size of the offering, on December 20, 2021, the Company declared a 20% share dividend on each founder share thereby increasing the number of issued and outstanding founder shares to 1,725,000 (up to 225,000 of which are subject to forfeiture) so as to maintain the number of founder shares at 20% of the outstanding ordinary shares upon the consummation of this offering, resulting in an effective purchase price per founder share after the share dividend of approximately $0.014. The per share purchase price of the founder shares was determined by dividing the amount of cash contributed to the company by the aggregate number of founder shares issued. The number of founder shares issued was determined based on the expectation that the founder shares would represent 20% of the outstanding shares after this offering (not including the shares issued to the underwriter at closing or the shares underlying the private placement units). Since the over-allotment option has been fully exercised, the 225,000 founder shares were no longer subject to forfeiture on March 11, 2022.

Administrative Service Fee

The Company has agreed, commencing on the signing of the engagement letter with the underwriter on May 6, 2021, to pay the sponsor a monthly fee of up to $10,000 up to the consummation of business combination, for the Company’s use of its personnel and other administrative resources. As of March 11, 2022, the Company had paid an aggregate of $88,000 to the sponsor and the Company had accrued an aggregate of $20,000 payable to the sponsor.

Related Party Loans

On May 11, 2021, the Company issued a $300,000 principal amount unsecured promissory note to the Company’s sponsor, On January 31, 2022, the Company issued a $100,000 principal amount unsecured promissory note to the Company’s sponsor, On March 7, 2022, the Company issued a $100,000 principal amount unsecured promissory note to the Company’s sponsor, and the Company had received such amounts as of issuance dates. The notes are non-interest bearing, and due after the date on which this offering is consummated or the Company determines to abandon this offering. On March 11, 2022, the $500,000 loan was converted into part of the subscription of $3,515,000 private placement at a price of $10.00 per unit. The promissory notes were canceled and no amounts were owed under the notes.

As mentioned in Note 1, in order to meet its working capital needs following the consummation of the IPO, the Company’s initial shareholders, officers and directors or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each working capital loan would be evidenced by a promissory note and would either be paid upon consummation of the Company’s initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the working capital loan may be converted upon consummation of the Company’s business combination into additional private units at a price of $10.00 per unit. If the Company does not complete a business combination, the working capital loan will only be repaid with funds not held in the trust account and only to the extent available.

Note 6 — Commitments and Contingencies

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Underwriting Agreement

A deferred underwriting commission of $0.35 per Public Unit sold, totaling $2,415,000 will be payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, without accrued interest. In the event that the Company does not close a Business Combination, the representative underwriter forfeits its right to receive the commission.

Registration Rights

The initial shareholders will be entitled to registration rights with respect to their initial shares, as well as the holders of the Private Units and holders of any securities issued to the Company’s initial shareholders, officers, directors or their affiliates in payment of working capital loans or extension loans made to the Company, will be entitled to registration rights with respect to the Private Units (and underlying securities), pursuant to an agreement signed on the effective date of the IPO. The holders of such securities are entitled to demand that the Company register these securities at any time after the Company consummates a business combination. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a business combination.

Note 7 — Shareholders’ Equity

Ordinary shares

The Company is authorized to issue 500,000,000 ordinary shares with a par value of $0.0001 per share.

On February 19, 2021, 1,437,500 shares of the Company’s ordinary shares were issued to the sponsor at a price of approximately $0.017 per share for an aggregate of $25,000. In connection with the increase in the size of the offering, on December 20, 2021, the Company declared a 20% share dividend on each founder share thereby increasing the number of issued and outstanding founder shares to 1,725,000 (up to 225,000 of which are subject to forfeiture) so as to maintain the number of founder shares at 20% of the outstanding shares of our ordinary shares upon the consummation of this offering, resulting in an effective purchase price per founder share after the share dividend of approximately $0.014. The per share purchase price of the founder shares was determined by dividing the amount of cash contributed to the company by the aggregate number of founder shares issued. The number of founder shares issued was determined based on the expectation that the founder shares would represent 20% of the outstanding shares after this offering (not including the shares issued to the underwriter at closing or the shares underlying the private placement units). Since the over-allotment option has been fully exercised, the 225,000 founder shares were no longer subject to forfeiture on March 11, 2022.

On March 11, 2022, the Company sold 6,900,000 units, which includes the full exercise of the over-allotment option by the underwriter of in the IPO at a price of $10.00 per Public Unit in the IPO; and the Company sold to its sponsor an aggregate of 351,500 Private Units at $10.00 per Private Unit. Each Public Unit and Private Unit consists of one ordinary share, one-half of one redeemable warrant and one right.

The Company issued to the underwriter 165,000 shares of ordinary shares (the “Representative Shares”) upon the closing of the IPO on March 11, 2022. The Company estimates the fair value of Representative Shares to be $1,262,250 in total, or $7.65 per Representative Share. The Company accounted for the Representative Shares as an expense of the IPO, resulting in a charge directly to stockholder’s equity. The underwriter has agreed not to transfer, assign, sell, pledge, or hypothecate any such Representative Shares, or subject such Representative Shares to hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person until the completion of our initial business combination. In addition, the underwriter has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of our initial business combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if we fail to complete our initial business combination within 12 months (or 15 months, as applicable) from the closing of this offering.

On March 11, 2022, there were 2,241,500 shares of ordinary shares issued and outstanding excluding 6,900,000 shares subject to possible redemption.

Warrants

Each whole warrant entitles the holder to purchase one ordinary share at a price of $11.50 per share, subject to adjustment as described below, commencing 30 days after the completion of its initial business combination, and expiring five years from after the completion of an initial business combination. No fractional warrant will be issued and only whole warrants will trade.

The Company may redeem the warrants at a price of $0.01 per warrant upon 30 days’ notice, only in the event that the last sale price of the ordinary shares is at least $18.00 (as adjusted for share sub-divisions, share dividends, reorganizations and recapitalizations) per share for any 20 trading days within a 30-trading day period ending on the third day prior to the date on which notice of redemption is given, provided there is an effective registration statement and current prospectus in effect with respect to the ordinary shares underlying such warrants during the 30 day redemption period. If the Company redeems the warrants as described above, management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” If a registration statement is not effective within 90 days following the consummation of a business combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis and in no event (whether in the case of a registration statement being effective or otherwise) will the Company be required to net cash settle the warrant exercise. If an initial business combination is not consummated, the warrants will expire and will be worthless.

In addition, if (a) the Company issues additional ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of its initial business combination at a newly issued price of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by our board of directors and, in the case of any such issuance to our initial shareholders or their affiliates, without taking into account any founders’ shares held by the Company’s initial shareholders or such affiliates, as applicable, prior to such issuance), (b) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial business combination on the date of the consummation of the Company’s initial business combination (net of redemptions), and (c) the volume weighted average trading price of the Company’s ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial business combination is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the market value and the newly issued price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the market value and the newly issued price.

Rights

Except in cases where the Company is not the surviving company in a business combination, each holder of a right will automatically receive one-tenth (1/10) of an ordinary share upon consummation of an initial business combination, even if the holder of a public right converted all ordinary shares held by him, her or it in connection with the initial business combination or an amendment to our certificate of incorporation with respect to the Company’s pre-business combination activities. In the event the Company will not be the surviving company upon completion of our initial business combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one- tenth (1/10) of a share underlying each right upon consummation of the business combination. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional ordinary shares upon consummation of an initial business combination. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company). If the Company enters into a definitive agreement for a business combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary share basis.

The Company will not issue fractional shares in connection with an exchange of rights. As a result, holders of rights must hold rights in multiples of 10 in order to receive shares for all of the holders’ rights upon closing of a business combination. If the Company are unable to complete an initial business combination within the required time period and liquidate the funds held in the trust account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from our assets held outside of the trust account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of an initial business combination. Additionally, in no event will the Company be required to net cash settle the rights.

Note 8 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to March 17, 2022, the date that the financial statement was issued. The Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.